Kemper-Dreman Contrarian Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 1995

Seeks long-term capital appreciation with current income as its secondary objective

     "...Why was it the fund's best year yet? We owned  some of the best stocks in two or three of the  top-performing sectors  of the S&P 500...."

Table of
Contents

3
General Economic Overview
5
Performance Update
8
Terms to Know
9
Industry Sectors
10
Individual Holdings
11
Portfolio of
Investments
13
Report of
Independent Auditors
14
Financial Statements
16
Notes to
Financial Statements
20
Financial Highlights

At A Glance

Kemper-Dreman Contrarian Fund total return for the year ended December 31, 1995 (unadjusted for any sales charge) is shown below. Please note that Class B and C Shares' one year returns are not available due to their inception date of September 11, 1995.

                                 [BAR GRAPH]

KEMPER-DREMAN CONTRARIAN FUND CLASS A            44.57%
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*   30.82%

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

-------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------
                                                   AS OF     AS OF      AS OF
                                                 12/31/95   9/11/95    12/31/94
-------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND
CLASS A                                           $16.20    $15.26     $12.18
KEMPER-DREMAN CONTRARIAN FUND
CLASS B                                           $16.20    $15.26      N/A
KEMPER-DREMAN CONTRARIAN FUND
CLASS C                                           $16.20    $15.26      N/A
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND LIPPER RANKINGS
-------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH & INCOME FUNDS CATEGORY*

                                    CLASS A
-------------------------------------------------------------------------------
1-YEAR                               #2 OF 438 FUNDS
3-YEAR                              #34 OF 259 FUNDS
5-YEAR                              #36 OF 192 FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER-DREMAN CONTRARIAN FUND PAID THE FOLLOWING
DIVIDENDS:

                                        CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------

INCOME DIVIDEND:                        $0.24    $0.0737   $0.076
SHORT-TERM
CAPITAL GAIN:                           $0.09    $0.09     $0.09
LONG-TERM
CAPITAL GAIN:                           $0.9623  $0.82     $0.82
-------------------------------------------------------------------------------


About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.

      Specifically, your report now includes:

      - Terms you need to know related to your fund

      - A look at your fund's sector weightings and how they have changed

      - A comparison of your fund and its benchmark sector weightings

      - Your fund's largest individual holdings

           If you have any comments about the revised format, please write to:

      Kemper Funds
      Shareholder Communications
      120 South LaSalle Street
      Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $70 BILLION IN ASSETS, INCLUDING $43 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

     Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.

     What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.

     Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.

     Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there have been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.

     Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent.+ Remember, of course, that in January alone the Standard & Poor's 500 Stock Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.

     Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.

     As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.

     The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.

     As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER


February 20, 1996

+SOURCE: BASED UPON THE AVERAGE OF THE STANDARD & POOR'S 500 STOCK INDEX SINCE
 1928 (TOWERS DATA SYSTEMS). THIS DATA IS HISTORICAL AND DOES NOT REFLECT FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [Bar Graph]


                               NOW (1/31/96)   6 MONTHS AGO     1 YEAR AGO     2 YEARS AGO
10-year Treasury rate(1)           5.65          6.49           7.47              5.97
Prime rate(2)                      8.50          8.75           9.00              6.00
Inflation rate(3)*                 2.60          2.90           2.87              2.52
The U.S. dollar(4)                -0.57         -4.11          -5.54             -0.07
Capital goods orders(5)*          11.63          7.10          23.00             15.48
Industrial production(6)           0.07          3.17           5.41              4.21
Employment growth(7)               1.18          2.03           3.15              2.49

*    Data as of December 31, 1995

1 Falling interest rates in recent years have been a big plus for financial assets.

2    The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5    These influence corporate profits and equity performance.

6    An influence on corporate profits and equity performance.

7    An influence on family income and retail sales.


     SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

Performance Update

[HOLMES PHOTO]

JAMES HOLMES IS A MANAGING DIRECTOR OF DREMAN VALUE ADVISORS, INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN CONTRARIAN FUND. HOLMES RECEIVED A BACHELORS OF SCIENCE DEGREE IN FINANCE FROM MARQUETTE UNIVERSITY AND AN M.B.A. IN FINANCE FROM NORTHWESTERN UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

INVESTING IS A COMPETITIVE WORLD, WITH THRONGS OF PROFESSIONAL INVESTORS SEARCHING FOR OPPORTUNITIES THAT OTHERS MIGHT NOT YET RECOGNIZE. BELOW PORTFOLIO MANAGER JAMES HOLMES DESCRIBES HOW HIS SUCCESS IN ACCUMULATING UNDERAPPRECIATED STOCKS RESULTED IN AN EXCEPTIONAL YEAR FOR KEMPER-DREMAN CONTRARIAN FUND.

Q. JIM, 1995 WAS KEMPER-DREMAN CONTRARIAN FUND'S BEST YEAR IN THE FUND'S SEVEN-YEAR HISTORY.* AND IT FINISHED THE YEAR #2 IN ITS PEER GROUP OF GROWTH AND INCOME FUNDS RANKED BY LIPPER ANALYTICAL SERVICES, INC. [KEMPER-DREMAN CONTRARIAN FUND RANKED #2 OUT OF 438 FUNDS IN ITS GROWTH AND INCOME FUND PEER GROUP FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995, #34 OF 259 FUNDS FOR THE THREE-YEAR PERIOD AND #36 OUT OF 192 FUNDS FOR THE FIVE-YEAR PERIOD.**] WHAT HAPPENED IN 1995?

A. It was a very surprising market. We really hadn't expected the Standard & Poor's 500 Stock Index*** to climb as high as it did. [The Standard & Poor's 500 Stock Index gain of 34.1 percent was its best performance since 1958, according to Barron's.] We did like the market's prospects at the beginning of the year, but interest rates fell more than we had expected. That was good for us because the fund was positioned for neutral to slightly lower rates, and the steeper decline just enhanced our position. The year before, 1994, was lackluster -- the majority of mutual funds were up or down 1 or 2 percent and there just wasn't much performance to talk about.

Q.      WHERE, SPECIFICALLY, DID THE FUND'S OUTPERFORMANCE COME FROM?

A. We were concentrated in financial stocks (including money center and regional banks and financial services firms) and health care services (including pharmaceuticals). Why was it the fund's best year yet? We owned some of the best stocks in two or three of the top-performing sectors of the S&P 500.
        The financial sector is a sector that we have liked for quite some time. It has outperformed the S&P 500 four out of the last five years and, in 1995, it was the S&P 500's #1 sector in performance. Financials tend to do well in a declining interest rate environment.
        In general, financial stocks offer dividend yields that range between 40 and 50 percent higher than the average yield of the S&P 500. They have the best capital structure they've had in years, since they've moved away from the

*CLASS A SHARES PRODUCED AN UNADJUSTED RETURN OF 44.57 PERCENT IN 1995, THE HIGHEST RETURN OF THE SEVEN FULL YEARS THAT THE FUND HAS BEEN IN EXISTENCE. **LIPPER RANKINGS ARE BASED UPON CHANGES IN CLASS A SHARE NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN THE ORIGINAL COST.
***THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 STOCKS WHOSE PERFORMANCE IS GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET.

Performance Update

third-world or real estate loans that gave them trouble in the 1980s. They produce highly predictable earnings and, when you consider their consolidation and acquisition powers, they have excellent prospects. Yet, the financial sector's price/earnings multiples continue to be attractively priced. Financials have really been a value manager's delight. (SEE TERMS TO KNOW ON PAGE 8 FOR AN EXPLANATION OF THE VALUE STYLE OF INVESTING.)

Q.      WHICH FINANCIAL STOCKS ESPECIALLY CONTRIBUTED?

A. The Federal National Mortgage Association, First Fidelity Bancorp and H.F.Ahmanson were our top performers.

Q.      AND WHY DO YOU LIKE HEALTH CARE SERVICES?

A. Health care was another top-performing area for us in 1995. Health maintenance organizations (HMOs) were the weakest industry in August, which is when we bought Humana and U.S. Healthcare. Both of them snapped back strongly in the fourth quarter.
        Pharmaceuticals, and for our fund Merck and Eli Lilly in particular, had a strong year. We purchased this group when they had a temporary slowdown in earnings and were under strong political attack by the Clinton Administration. The politics changed, these companies resumed their growth and they proved to be very strong stocks in 1995.

Q.      WHAT ROLE DID THE TECHNOLOGY STOCK RALLY PLAY IN THE FUND'S 1995
PERFORMANCE?

A. Well, that's where we differ from many funds reporting excellent years. Our technology holdings -- which represented 10 percent of the portfolio at its highest in July -- contributed early in 1995. However, we eliminated all technology stocks by the end of August. Our early departure from technology enabled us to move more money into even better performing industry sectors. For example, as we were selling our technology stocks, we were able to establish our holdings of Humana and U.S. Healthcare, which are two health care stocks that had been beaten up in the market.

Q. OF COURSE, THE RALLY IN TECHNOLOGY STOCKS CONTINUED INTO THE FALL. ARE YOU SAYING THAT YOU DIDN'T MISS OUT ON ANY GAINS?

A. We're not market timers but, as it happened, we did sell close to the highs of the technology companies that we owned.
        We sold technology stocks that we liked. Our fear was that there were a lot of frothy (unjustifiably high-priced) stocks in the periphery. We have seen this kind of boom/bust before. When small cap stocks go down, they take other stocks with them. Investors don't get out of just the frothy stocks, they get out of the sector completely.
        Hewlett-Packard, which we sold, is still an excellent company. We bought our first shares of Compaq in 1993 when it was at $17 (adjusted for splits), and it was trading at $48 at the end of 1995. We liked both stocks when their prices were depressed, but we sold them as their prices increased.

Q.      WAS THERE ANYTHING THAT DIDN'T GO AS YOU HAD HOPED IN 1995?

A. Of course, our retail and apparel positions -- representing 6 percent and 9 percent, respectively -- hurt us. We bought some retailers -- stocks such as Dayton-Hudson and V.F. Corp. -- at a time when we should have been able to expect them to improve, based on historical patterns. Now we know that there has been a major transition in the retail industry. The real estate boom of the 1980s opened up too many stores, and it encouraged specialty retailers with limited prospects. Consumer spending also slowed.
        The scene right now is very murky and many of these retailers are reorganizing. We're holding on to the stocks of the companies that we believe will be survivors: Dayton-Hudson, May Department Stores and Fruit-of-the-Loom. We even added to our retail position at the end of the year.

Q. LET'S MOVE AWAY FROM THE MARKET FOR A MOMENT, AND TALK ABOUT A CHANGE TO THE FUND ITSELF. IN SEPTEMBER 1995, SUBSTANTIALLY ALL OF THE ASSETS OF DREMAN VALUE MANAGEMENT, L.P. WERE ACQUIRED BY A SUBSIDIARY OF KEMPER FINANCIAL SERVICES, INC. WHAT EFFECT DID THE ACQUISITION HAVE?

A. A condition of the acquisition was that the value-style funds will continue to run independently. However, the acquisition has produced many benefits that, in turn, benefit shareholders.

Performance Update

The distribution of the fund by a sales force immediately resulted in significant cash flow. The fund doubled in size from September 1 to the end of the year. A larger fund provides several operating and trading efficiencies. We also look forward to additional investment research support.

Q.      WHAT ARE YOU EXPECTING IN 1996? WHAT ARE YOUR PLANS?

A. We don't expect another 1995. We'll be doing well if the S&P 500 is up 5 to 10 percent for the year. That's a reasonable goal.
        But we're not nervous about the market. The S&P 500 at December 31, 1995, was selling at 17.5 times earnings, which is in line with the post-World War II market average. We expect to remain fully invested.
        In general, our strategy will be to remain alert. We'll be looking for the opportunity to establish a position in a first-rate industry or company whose stock price is suffering for reasons that have nothing to do with its long-term fundamentals. These are the companies that we buy at relatively low prices with the expectation that stock market sentiment will turn in their favor.

Q.      AND WHAT ARE THE RISKS TO YOUR PLANS?

A. There is a market risk for all of us, and that is that there will be a market correction at some point. For the fund, in particular, the most significant risk is that interest rates will soar sharply, the economy will go into a recession and our financial stocks will have a rough time of it. We don't expect any of that to happen. We expect a reasonably healthy year.

Back From Bankruptcy

COLUMBIA GAS

Kemper-Dreman Contrarian Fund's performance in 1995 is related to its higher concentration in the top-performing industry sectors of the year. Its performance advantage also relates to what the fund avoided. For example, in early 1995, Kemper-Dreman Contrarian Fund had half the exposure to energy (4 percent) that its benchmark, the Standard & Poor's 500 Stock Index, did. As a sector, energy returned 31 percent -- less than the S&P 500 overall return of
34.1 percent. The fund also had no exposure to utilities.
        That said, Columbia Gas is a gas distribution company that Portfolio Manager Jim Holmes cites as a classic example of what a value style manager hopes for. The fund began buying $18 shares of Columbia Gas in early 1992 when the company was involved in a legal bankruptcy. The fund's top-performer in 1995, Columbia Gas closed at $43 7/8 on December 31, 1995.

Performance Update

--------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------
FOR PERIODS ENDED DECEMBER 31, 1995 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)
                                                          LIFE OF
                                        1-YEAR   5-YEAR   CLASS
--------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND CLASS A   36.29%   15.91%   12.38% (SINCE 3/18/88)
--------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND CLASS B   N/A      N/A       8.84  (SINCE 9/11/95)
--------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND CLASS C   N/A      N/A      12.85  (SINCE 9/11/95)
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper-Dreman
Contrarian Fund from 3/18/88 through 12/31/95
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                                        3/18/88         12/31/90        12/31/93        12/31/95
KEMPER-DREMAN CONTRARIAN FUND CLASS A(1)                $10,000         $11,180         $17,176         $24,824
STANDARD & POOR'S 500 STOCK INDEX+                       10,000          14,175          21,875          30,474





Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return, and for B and C Shares, total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the maximum contingent deferred sales charge of 4%. There is no sales charge for Class C Shares. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance shown is for Class A Shares and includes reinvestment of dividends and adjustment for the maximum sales charge of 5.75%. In comparing Kemper-Dreman Contrarian Fund to the Standard & Poor's 500 Stock Index,+ you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.


Terms to Know

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters.

RALLY A sharp, short-lived rise in values after a period of either little movement or falling values.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return calculations assume that dividends are reinvested. Total return represents the aggregate percentage or dollar value change over the period.

VALUE STYLE OF INVESTING Investors following this investment style seek to find value among promising stocks that are currently out of favor -- or, in other words, are trading at prices lower than their earnings would suggest. A value stock is a stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general. Or they can become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. David Dreman, portfolio manager of Kemper Funds' Kemper-Dreman High Return Fund, is a pioneer of this investment philosophy.

Industry Sectors

A YEAR-TO-YEAR COMPARISON

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON DECEMBER 31, 1995, AND ON DECEMBER 31, 1994.


                                 [BAR CHART]

                            KEMPER-DREMAN              DREMAN
                           CONTRARIAN FUND         CONTRARIAN FUND
                             ON 12/31/95             ON 12/31/94
FINANCE                         38.7%                   33.3%
CONSUMER NONDURABLES            26.1%                   21.0%
HEALTH CARE                     14.9%                   12.7%
ENERGY                          11.4%                    7.4%
CONSUMER DURABLES                3.1%                    5.5%
BASIC INDUSTRIES                 3.0%                    1.9%
OTHER                            2.8%                    7.0%
TECHNOLOGY                         0%                   11.2%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER-DREMAN CONTRARIAN FUND REPRESENTED ON DECEMBER 31, 1995, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.

                                 [BAR CHART]

                            KEMPER-DREMAN              S&P 500
                           CONTRARIAN FUND           STOCK INDEX
                             ON 12/31/95             ON 12/31/95
FINANCE                         38.7%                   12.8%
CONSUMER NONDURABLES            26.1%                   22.8%
HEALTH CARE                     14.9%                   10.5%
ENERGY                          11.4%                    9.4%
CONSUMER DURABLES                3.1%                    3.0%
BASIC INDUSTRIES                 3.0%                    6.4%
OTHER                            2.8%                    0.6%
UTILITIES                          0%                   11.7%
CAPITAL GOODS                      0%                   10.6%
TECHNOLOGY                         0%                   10.7%
TRANSPORTATION                     0%                    1.5%

Individual Holdings

THE FUND'S 10 LARGEST HOLDINGS
REPRESENTING 40.4% OF THE FUND'S TOTAL NET ASSETS ON DECEMBER 31, 1995

--------------------------------------------------------------------------------
     HOLDINGS                                                            PERCENT
--------------------------------------------------------------------------------
1.   Federal Home Loan     Provides for the transfer of capital between     5.9%
     Mortgage Corp.        mortgage lenders and mortgage security
                           investors, enabling mortgage lenders to
                           provide a continuous flow of funds to
                           borrowers.

2.   Federal National      Provides financial products and services that    4.8%
     Mortgage Association  increase the availability and affordability of housing for low, moderate and middle-income
                           Americans.

3.   Columbia Gas System   Engaged in transmitting, distributing,           4.5%
                           producing, purchasing and storing natural gas and producing oil.

4.   Philip Morris         Produces branded food through its Kraft and      4.1%
     Companies             General Foods subsidiaries. It is also the
                           country's second largest brewer.

5.   Humana, Inc.          Provides managed care health plan services to    4.0%
                           more than 2.3 million members through the operation of health-maintenance organizations and preferred provider organizations.

6.   Fruit of the Loom     Manufactures activewear and casualwear           3.8%
                           products, men's and boys' underwear, family socks, women's and girls' underwear, infant and toddler wear, and screen print shirts under the "Fruit of the Loom," BVD, Munsingwear and Screen Stars brand names.

7.   AMOCO Corp.           Engaged in exploration, development and          3.5%
                           production of crude oil and natural gas, refining and marketing of petroleum products and petrochemicals.

8.   V.F. Corp.            Designs, manufactures and markets jeanswear,     3.4%
                           sportswear/active-wear, intimate apparel and occupational apparel. The clothes are marketed under brand names including "Lee," "Wrangler,"
                           "Vanity Fair" and "Red Kap."

9.   Unilever N.V., ADR    Develops, manufactures and markets branded       3.2%
                           consumer goods, primarily, food, drinks, detergents and personal products.

10.  Atlantic Richfield    Engaged in exploring, developing and producing   3.2%
     Co.                   petroleum, which includes petroleum liquids
                           and natural gas, purchasing and selling of petroleum, and the mining and sale of coal.

Portfolio Of Investments

KEMPER-DREMAN CONTRARIAN FUND
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                      NUMBER OF SHARES   VALUE
-----------------------------------------------------------------------------------------------------------
APPAREL -- 8.7%                  (a) Fruit of the Loom                                   39,700    $   968
                                     Liz Claiborne                                       14,300        397
                                     V.F. Corp.                                          16,200        855
                                     ======================================================================
                                                                                                      2,220
-----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.0%                   Ford Motor Co.                                       26,800        777
-----------------------------------------------------------------------------------------------------------
BANKS -- 19.3%                       Banc One Corporation                                  3,800        143
                                     BankAmerica Corp.                                     9,000        583
                                     Bankers Trust New York Corp.                          9,500        632
                                     Barnett Banks                                         8,600        507
                                     First Chicago NBD Corp.                              16,471        651
                                     First Fidelity Bancorp                                2,500        188
                                     First Union Corp.                                     3,600        200
                                     KeyCorp                                               5,900        214
                                     NationsBank                                          11,200        780
                                     Norwest Corp.                                        14,300        472
                                     PNC Bank Corp.                                       16,600        535
                                     ======================================================================
                                                                                                      4,905
-----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                    Nestle S.A., ADR                                      8,900        491
AND SERVICES -- 11.5%                Philip Morris Companies                              11,500      1,041
                                     Unilever N.V., ADR                                    5,800        816
                                     UST, Inc.                                            17,200        574
                                     ======================================================================
                                                                                                      2,922
-----------------------------------------------------------------------------------------------------------
DRUGS AND                            American Home Products                                6,800        660
HEALTH CARE -- 14.7%                 Bristol-Myers Squibb Co.                              2,400        206
                                 (a) Humana, Inc.                                         37,000      1,013
                                     Eli Lilly & Co.                                       5,000        281
                                     Merck & Co., Inc.                                     5,900        388
                                     Pharmacia & Upjohn Inc.                              10,170        394
                                     U.S. Healthcare                                      17,200        800
                                     ======================================================================
                                                                                                      3,742
-----------------------------------------------------------------------------------------------------------
ELECTRICAL                           General Electric Co.                                  9,900        713
EQUIPMENT -- 2.8%
-----------------------------------------------------------------------------------------------------------
ENERGY -- 11.2%                      AMOCO Corp.                                          12,500        898
                                     Atlantic Richfield Co.                                7,300        808
                                 (a) Columbia Gas System                                  26,000      1,141
                                     ======================================================================
                                                                                                      2,847
-----------------------------------------------------------------------------------------------------------
FINANCIAL                            H.F. Ahmanson & Co.                                  14,300        379
SERVICES -- 18.8%                    American General Corp.                               12,600        439
                                     Federal Home Loan Mortgage Corp.                     18,100      1,511
                                     Federal National Mortgage Association                 9,900      1,229
                                     Great Western Financial Corp.                        18,100        462
                                     Hanson PLC, ADR                                      26,300        401
                                     Ohio Casualty Corp.                                   9,700        376
                                     ======================================================================
                                                                                                      4,797
-----------------------------------------------------------------------------------------------------------

Portfolio of Investments


                                                                                       NUMBER OF SHARES      VALUE
PAPER AND FOREST
PRODUCTS--2.9%
                                        Louisiana-Pacific Corp.                                  30,800    $   747
-----------------------------------------------------------------------------------------------------------------------
RETAILING--5.5%
                                        Dayton Hudson Corp.                                       1,100         83
                                        Dillard Department Stores                                16,100        459
                                        May Department Stores Co.                                 9,500        401
                                        TJX Companies, Inc.                                      21,100        398
                                        Woolworth Corp.                                           4,100         53
                                        =============================================================================
                                                                                                             1,394
                                        =============================================================================
                                        TOTAL COMMON STOCKS--98.4%
                                        (Cost: $18,353)                                                     25,064
                                        =============================================================================
                                        OTHER ASSETS, LESS LIABILITIES--1.6%                                   418
                                        =============================================================================
                                        NET ASSETS--100%                                                   $25,482
                                        =============================================================================

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $18,353,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $6,939,000, the aggregate gross unrealized depreciation was $228,000 and the net unrealized appreciation on investments was $6,711,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER-DREMAN CONTRARIAN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Contrarian Fund as of December 31, 1995 and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on that financial statement and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Contrarian Fund at December 31, 1995 and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 16, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
(in thousands)


-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $18,353)                                                                                 $25,064
Receivable for:
  Fund shares sold                                                                                  631
  Dividends                                                                                          49
    TOTAL ASSETS                                                                                 25,744
=======================================================================================================

-------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Cash overdraft                                                                                      211
Payable for:
  Management fee                                                                                      8
  Distribution services fee                                                                           3
  Administrative services fee                                                                         2
  Custodian and transfer agent fees and related expenses                                              9
  Other                                                                                              29
    Total liabilities                                                                               262
NET ASSETS                                                                                      $25,482
=======================================================================================================

-------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $18,760
Net unrealized appreciation on investments                                                        6,711
Undistributed net investment income                                                                  11
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $25,482
=======================================================================================================

-------------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($19,301,000 / 1,192,000 shares outstanding)                                                   $16.20
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $17.19
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($6,020,000 / 371,000 shares outstanding)                                                      $16.20
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($161,000 / 10,000 shares outstanding)                                                         $16.20
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Year ended December 31, 1995
(in thousands)


---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
  Dividends                                                                                  $  482
  Interest                                                                                        6
    Total investment income                                                                     488
Expenses:
  Management fee                                                                                142
  Distribution services fee                                                                       7
  Administrative services fee                                                                     8
  Custodian and transfer agent fees and related expenses                                         55
  Professional fees                                                                              10
  Reports to shareholders                                                                        18
  Registration fees                                                                               9
  Directors' fees and other                                                                      21
    Total expenses before expense waiver                                                        270
Less expenses waived by investment manager                                                       59
    Total expenses after expense waiver                                                         211
NET INVESTMENT INCOME                                                                           277
===================================================================================================

---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
---------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                                                   1,306
  Change in net unrealized appreciation on investments                                        4,426
Net gain on investments                                                                       5,732
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $6,009
===================================================================================================


-----------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(in thousands)
-----------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                                           1995                1994
-----------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
  Net investment income                                                   $   277                 292
  Net realized gain                                                         1,306               1,278
  Change in net unrealized appreciation                                     4,426              (1,545)
Net increase in net assets resulting from operations                        6,009                  25
  Distribution from net investment income                                    (248)               (292)
  Distribution from net realized gain                                      (1,475)             (1,128)
Total dividends to shareholders                                            (1,723)             (1,420)
Net increase (decrease) from capital share transactions                     8,213              (2,779)
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    12,499              (4,174)
=====================================================================================================

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Beginning of year                                                          12,983              17,157
END OF YEAR (including undistributed net investment income of
$11 in 1995)                                                              $25,482              12,983
=====================================================================================================

See accompanying Notes to Financial Statements.

Notes to Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper-Dreman Contrarian Fund (the Fund) is a
                             separate series of Kemper-Dreman Fund, Inc. (KDF), an open-end management investment company organized as a corporation in the state of Maryland. Prior to September 11, 1995, KDF was known as Dreman Mutual Group, Inc.

                             On September 11, 1995, the Fund began offering four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares (none sold through December 31, 1995) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING  INVESTMENT VALUATION. Investments are stated at
     POLICIES value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m.

Notes to Financial Statements

                             Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. On August 24, 1995, KDF
     AFFILIATES              entered into a management agreement with Dreman
                             Value Advisors, Inc. (DVA), a wholly owned subsidiary of Kemper Financial Services, Inc. The
                             Fund currently pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $54,000 to DVA for the period from August 24, 1995 to December 31, 1995.

                             Prior to August 24, 1995, KDF had entered into an investment management agreement with Dreman Value Management, L.P. (DVM), the Fund's former investment manager. The Fund paid a management fee at an annual rate of 1% of the first $1 billion of average net assets declining to .75% of average net assets in excess of $1 billion to DVM. The Fund incurred a management fee of $88,000 to DVM for the period from January 1, 1995 to August 23, 1995.

                             DVA has agreed to waive its management fee and absorb operating expenses to the extent necessary to limit the Fund's operating expenses to the following percentages of average daily net assets until September 11, 1996: Class A, 1.25%, Class B, 2.00% and Class C, 1.95%. Under this arrangement, DVA waived expenses of $36,000 for the period from August 24, 1995 to December 31, 1995. In addition, DVM had agreed to reimburse the Fund for certain operating expenses, which amounted to $23,000 from January 1, 1995 to August 23, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Effective September 11, 1995, KDF entered into an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), an affiliate of DVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS
                                                                                         ALLOWED BY KDI
                                                                 COMMISSIONS     ------------------------------
                                                               RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                               ---------------   -------------   --------------
                              For the period from
                                September 11, 1995 to
                                December 31, 1995                      --         $ 117,000          6,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C

Notes to Financial Statements


                             shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares are as follows:

                                                                                        COMMISSIONS AND
                                                                                       DISTRIBUTION FEES
                                                                DISTRIBUTION              PAID BY KDI
                                                              FEES RECEIVED BY   ------------------------------
                                                                    KDI          TO ALL FIRMS    TO AFFILIATES
                                                              ----------------   -------------   --------------
                              For the period from
                                September 11, 1995
                                to December 31, 1995            $7,000           172,000          12,000

                             ADMINISTRATIVE SERVICES AGREEMENT. Effective
                             September 11, 1995 KDF entered into an
                             administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                        ASF PAID BY KDI
                                                                ASF PAID BY      ------------------------------
                                                              THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                              ----------------   -------------   --------------
                              For the period from
                                September 11, 1995
                                to December 31, 1995            $8,000            16,000           1,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement effective September 11, 1995 with KDF's transfer agent, Kemper Service Company
                             (KSvC), an affiliate of DVA, is the shareholder service agent of the Fund. For the period from September 11, 1995 to December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $8,000 with respect to the Fund.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of DVA. During the year ended December 31, 1995, the Fund made no payments to its officers and incurred directors' fees of $10,000 to independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT              For the year ended December 31, 1995, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):


                              Purchases                                $11,625

                              Proceeds from sales                        5,238

Notes to Financial Statements

5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):

                                                                      YEAR ENDED DECEMBER 31,
                                                               1995                           1994
                                                        -------------------           ---------------------
                                                        SHARES       AMOUNT           SHARES        AMOUNT
                             ------------------------------------------------------------------------------
                             SHARES SOLD
                             ------------------------------------------------------------------------------
                             Class A                     526       $8,157              201        $  2,801
                             Class B                     362        5,736               --              --
                             Class C                      10          159               --              --
                             ------------------------------------------------------------------------------
                             SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ------------------------------------------------------------------------------
                             Class A                      85        1,290              105           1,307
                             Class B                      17          274               --              --
                             ------------------------------------------------------------------------------
                             SHARES REDEEMED
                             ------------------------------------------------------------------------------
                             Class A                    (485)      (7,279)            (500)         (6,887)
                             Class B                      (8)        (124)              --              --
                             ==============================================================================
                             NET INCREASE (DECREASE) FROM
                             CAPITAL SHARE TRANSACTIONS            $8,213                          $(2,779)
                             ==============================================================================

`````````````````````````````````````````FINANCIAL HIGHLIGHTS


                                                     --------------------------------------------------
                                                                        CLASS A
                                                     --------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                     1995      1994      1993      1992      1991
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $12.18     13.62     13.50     12.38     10.11
Income from investment operations:
  Net investment income                                .26       .28       .22       .25       .28
  Net realized and unrealized gain (loss)             5.05      (.28)      .96      1.13      2.38
Total from investment operations                      5.31        --      1.18      1.38      2.66
Less dividends:
  Distribution from net investment income              .24       .28       .22       .26       .28
  Distribution from net realized gain                 1.05      1.16       .84        --       .11
Total dividends                                       1.29      1.44      1.06       .26       .39
Net asset value, end of year                        $16.20     12.18     13.62     13.50     12.38
=======================================================================================================
TOTAL RETURN                                         44.57%     (.03)     9.10     11.32     26.53
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
=======================================================================================================
Expenses absorbed by the Fund                         1.25%     1.25      1.25      1.25      1.25
Net investment income                                 1.85%     1.89      1.64      2.04      2.35
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------
Expenses                                              1.66%     1.42      1.54      1.53      1.76
-------------------------------------------------------------------------------------------------------
Net investment income                                 1.44%     1.71      1.34      1.76      1.84
-------------------------------------------------------------------------------------------------------

Financial Highlights

                                                                       -----------------------------------------
                                                                           CLASS B                 CLASS C
                                                                       -----------------------------------------
                                                                        SEPT. 11, 1995       SEPT. 11, 1995
                                                                       TO DEC. 31, 1995     TO DEC. 31, 1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $15.26                15.26
Income from investment operations:
  Net investment income                                                             .07                  .08
  Net realized and unrealized gain                                                 1.85                 1.85
Total from investment operations                                                   1.92                 1.93
Less dividends:
  Distribution from net investment income                                           .07                  .08
  Distribution from net realized gain                                               .91                  .91
Total dividends                                                                     .98                  .99
Net asset value, end of period                                                   $16.20                16.20
=================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                                                     12.83%               12.85
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
=================================================================================================================
Expenses absorbed by the Fund                                                      2.00%                1.95
Net investment income                                                               .88%                 .93
-----------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------
Expenses                                                                           2.36%                2.31
Net investment income                                                               .52%                 .57
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                  1995        1994       1993       1992       1991
Net assets at end of year (in thousands)         $25,482     12,983     17,157     14,884     14,292
Portfolio turnover rate                               30%        16         16         28         36

NOTE: Total return does not reflect the effect of any sales charges. The investment manager agreed to waive its management fee and absorb operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On August 1, 1995 the results of the proxy solicitation were announced at a joint special shareholders meeting. Fund shareholders were asked to vote on four separate issues: election of eight Directors to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Advisors, Inc. (now Dreman Value Advisors, Inc. "DVA") and approval of a new investment management agreement with DVA in the event that Zurich Insurance Group purchases a controlling interest in the parent of DVA. The Dreman Funds voted together on items one and two which is why the number of votes is higher for these items. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Directors

                             For      Withheld
James E. Atkins           2,852,142    85,676
Fred B. Renwick           2,852,812    85,606
Arthur G. Gottschalk      2,838,008    99,810
Frederick T. Kelsey       2,840,264    97,554
Stephen B. Timbers        2,839,959    97,859
John G. Weithers          2,839,028    98,790
David B. Mathis           2,839,787    98,031
John B. Tingleff          2,840,150    97,668

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

   For            Against     Abstain
   2,824,579      95,902      17,337

3) Approval of new investment management agreement

   For          Against      Abstain
   557,802      21,799       4,208

4) Approval of new management agreement in the event of Zurich merger

   For          Against      Abstain
   563,356      15,846       4,607

                                     NOTES

Directors and Officers

DIRECTORS

STEPHEN B. TIMBERS
President and Director

JAMES E. AKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDERICK T. KELSEY
Director

FRED B. RENWICK
Director

JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director

OFFICERS

MICHAEL A. BERRY
Vice President

DAVID N. DREMAN
Vice President

JAMES P. HOLMES
Vice President

JOHN E. NEAL
Vice President

JAMES R. NEEL
Vice President

JOHN E. PETERS
Vice President

PHILIP J. COLLORA
Vice President and Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER             DREMAN VALUE ADVISORS, INC.
                               10 Exchange Place
                               20th Floor
                               Jersey City, NJ 07302

PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               120 South LaSalle Street
                               Chicago, IL 60603

               [RECYCLED LOGO]
               Printed on recycled paper.

               This report is not to be distributed
               unless preceded or accompanied by a
               Kemper-Dreman Fund, Inc. Prospectus.

               KDCF - 2 (2/96)                [KEMPER MUTUAL FUNDS LOGO]

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